Exhibit 99.1
Pall Corp. Completes Sale of its Blood Transfusion Product Line to Haemonetics
PORT WASHINGTON, N.Y., August 1, 2012 - Pall Corporation (NYSE:PLL) today announced it has completed the sale of the business assets of its blood collection, filtration and processing product lines to Haemonetics Corporation (NYSE:HAE).

As previously announced, the transaction involved the transfer of several manufacturing facilities and related employees. In addition, Pall will transfer certain blood media manufacturing assets to Haemonetics by 2016. Until that time, Pall will manage these media assets under a supply agreement.

Pall will continue to provide its complete line of Hospital and Cell Therapy products to the medical community. For more information about Pall’s medical products, visit: http://www.pall.com/medical.

About Pall Corporation
Pall Corporation (NYSE: PLL) is a filtration, separation and purification leader providing solutions to meet the critical fluid management needs of customers across the broad spectrum of life sciences and industry. Pall works with customers to advance health, safety and environmentally responsible technologies. The Company’s engineered products enable process and product innovation and minimize emissions and waste. Pall Corporation is an S&P 500 company serving customers worldwide. Pall has been named a “top green company” by Newsweek magazine. To see how Pall is helping enable a greener, safer, more sustainable future, follow us on Twitter @PallCorporation or visit www.pall.com/green.
Forward-Looking Statements
The matters discussed in this report contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management’s expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward-looking statements. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.
The Company’s forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I–Item 1A.–Risk Factors in the 2011 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of legislative, regulatory and political developments globally; the impact of the uncertain global economic environment; the extent to which adverse economic conditions may affect the Company's sales volume and results; changes in product mix, market mix and product pricing, particularly relating to the expansion of the systems business; the

Company's ability to develop and commercialize new technologies, enforce patents and protect proprietary products and manufacturing techniques; demand for our products and business relationships with key customers and suppliers, which may be impacted by their cash flow and payment practices; delays or cancellations in shipments; the Company's ability to obtain regulatory approval or market acceptance of new technologies; the Company's ability to successfully complete the Company's business improvement initiatives, which include supply chain enhancements and integrating and upgrading the Company's information systems; the effect of a serious disruption in the Company's information systems; fluctuations in the Company's effective tax rate; volatility in foreign currency exchange rates, interest rates and energy costs and other macroeconomic challenges currently affecting the Company; increase in costs of manufacturing and operating costs; the Company's ability to achieve and sustain the savings anticipated from cost reduction and gross margin improvement initiatives; the Company's ability to attract and retain management talent; the impact of pricing and other actions by competitors; the effect of litigation and regulatory inquiries associated with the restatement of the Company's prior period financial statements; the effect of the restrictive covenants in the Company's debt facilities; and the Company's ability to successfully complete or integrate any acquisitions. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise.

Contacts:

Investor Relations
R. Brent Jones
Pall Corporation
brent_jones@pall.com
516-801-9848
or
Public Relations
Doug Novarro
Pall Corporation
doug_novarro@pall.com
516-801-9944
Follow us on Twitter @pallcorporation